Vanguard STAR® Fund

Supplement to the Prospectus Dated March 7, 2012

Prospectus Text Changes

In the Investment Advisor section, the text relating to Vanguard International Value Fund and Vanguard Windsor™ Fund in the table listing the investment advisors employed by each underlying fund is replaced with the following:

Also in the Investment Advisor section, AllianceBernstein L.P. and Hansberger Global Investors, Inc., are removed from the table describing each investment advisor, and the following text is added to the table:

© 2013 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	PS 56A 012013